Exhibit 99.1

Aether Holdings Advances Growth Strategy with Purchase of Manhattan Office

NEW YORK, December 22, 2025 — Aether Holdings, Inc. (Nasdaq: ATHR) (“Aether” or the “Company”), an emerging financial technology holding company developing data-driven platforms and media assets for investors, today announced the purchase of a new corporate headquarters office in the Hudson Square area of downtown Manhattan.

This purchase of the retail level space in Manhattan is expected to provide Aether with visibility in a neighborhood known as a financial and technology hub in New York City. From its new headquarters, Aether will continue the expansion of its fintech offerings and delivery of innovative analytics, insights, and tools for the investing and trading community.

The new office will serve as Aether’s base for business development, corporate finance, and investor relations, and will provide a collaborative environment to advance Aether’s flagship platforms and strengthen commercial collaborations across the fintech and capital markets ecosystem.

“We are excited to solidify our base in New York City,” said Aether CEO Nicolas Lin. “As the world’s financial capital, New York represents the intersection of finance, technology, and creativity - the perfect backdrop for our mission to empower traders with smarter, data-driven insights. This office will help us to scale our platforms, expand our commercial collaborations, and significantly increase our face-to-face engagement with the investment community.”

“This expansion marks a new chapter for Aether as we continue to build the infrastructure necessary to drive sustainable growth in 2026 and beyond,” concluded Mr. Lin.

About Aether Holdings, Inc.

Aether Holdings, Inc. (Nasdaq: ATHR) is a financial technology holding company committed to advancing the manner in which investors access, analyze, and act upon market information. By combining advanced analytics, data science, and user-centric design, Aether provides solutions that enable both individual and institutional investors to make informed and confident decisions.

Through its market intelligence platforms and curated financial newsletters, Aether delivers real-time insights and comprehensive trend analysis, converting complex financial data into clear, practical guidance. These tools support investors in identifying opportunities, managing risk, and maintaining a strategic advantage in evolving markets.

With a focus on innovation, transparency, and thought leadership, Aether Holdings, Inc. is dedicated to enhancing the investing experience and delivering sophisticated, actionable insights across the global financial ecosystem.

Find out more corporate information please visit: https://helloaether.com/

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Email: ir@helloaether.com

Phone: (347) 726-8898

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Cautionary Note Regarding Forward Looking Statements

This news release and statements of Aether’s management in connection with this news release contain or may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “seek”, “intends”, “plans”, “believes”, “potential”, “will”, “should”, “could”, “would”, “aim” or “may” and derivatives of such words or other words of similar meaning. In this press release, forward-looking statements relate to the anticipated benefits to Aether of its purchased corporate headquarters as described herein. These and other forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve significant known and unknown risks, uncertainties and other factors, which may be beyond our control. For Aether, particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include but are not limited to the following: (i) risks related to Aether’s ability to adequately market its products and services, and to develop or acquire additional products and product offerings (including AI-models based on newsletter data); (ii) risks related to intense competition in the fintech and financial newsletter sector; (iii) risk related to artificial intelligence and machine learning; (iv) the inability of Aether to maintain and protect its reputation for trustworthiness and independence; (v) the inability of Aether to attract new users and subscribers, convert free users to paying subscribers and otherwise sell or monetize the fintech products it is developing; (vi) similar risks and uncertainties associated with operating a relatively small business a rapidly evolving and competitive industry. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement, and Aether therefore encourages investors to review other factors that may affect future results in its filings with the SEC, which are available for review at www.sec.gov and at https://investor.helloaether.com/#sec-filings. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. Aether does not undertake to update any forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law.